U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        August 15, 2014

                        FIRST HARTFORD CORPORATION

Maine	0-8862	01-00185800
(State or other jurisdiction of	(Commission File No.)	I.R.S. Employer Identification No.)
Incorporation)

149 Colonial Road, Manchester, Connecticut	06040
(Address of principal executive offices)	(Zip Code)

                                                                    860-646-6555

(Company’s telephone number)

                                                                           N/A
                                                (Former  name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2):

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03         Financial Obligation Matter

On August 15, 2014, The Company refinanced a shopping center in West Springfield, MA in the amount of $10,500,000.

Terms

Interest Rate	4.6% per annum
30 year amortization, commencing year 3
Due in 10 years
Interest only	$40,250.10
Use of funds
Pay off of prior loan	$7,815,897.57
Transaction Cost approximately	$110,000.00
Escrows and Reserves	$452,640.00

Excess proceeds will be utilized to purchase additional properties for development.

SIGNATURES

                    Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HARTFORD CORPORATION

Date: August 20, 2014	By: Stuart I. Greenwald
Stuart I. Greenwald
Treasurer and Secretary